UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2016

CNL HEALTHCARE PROPERTIES II, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	333-206017	47-4524619
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

450 South Orange Avenue, Orlando, FL	32801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 650-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

This Current Report on Form 8-K is being filed by CNL Healthcare Properties II, Inc. (referred to herein as “we”, “us”, “our” or the “Company”) to present information about the prior performance of programs sponsored by certain affiliates of CNL Financial Group, LLC, the Company’s sponsor, and their principal, James M. Seneff, Jr. This prior performance information is being filed on Form 8-K in order to be incorporated by reference into the Company’s Registration Statement on Form S-11 (File No. 333-206017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNL Healthcare Properties II, Inc.
April 13, 2017

	By:	/s/ Kevin R. Maddron
Kevin R. Maddron
Chief Operating Officer, Chief Financial Officer and Treasurer

PRIOR PERFORMANCE TABLES

As used herein, the terms “we,” “our” and “us” refer to CNL Healthcare Properties II, Inc.

The information in this report contains certain relevant summary information concerning certain prior public real estate programs sponsored directly or indirectly by CNL Financial Group, Inc., the parent of our sponsor, or its founder, James M. Seneff, Jr., our sponsor and their affiliates (collectively, the “CNL Prior Public Real Estate Programs”). The CNL Prior Public Real Estate Programs include CNL Lifestyle Properties, Inc. and CNL Healthcare Properties, Inc., which were each formed to invest primarily in income-oriented commercial real estate and real estate-related assets and focused primarily in lifestyle properties and seniors housing and healthcare properties, respectively. The CNL Prior Public Real Estate Programs also include CNL Growth Properties, Inc., which was formed to invest primarily in growth-oriented commercial real estate and focused primarily on multifamily development. In addition, the CNL Prior Public Real Estate Programs include the following prior public programs which have completed operations: CNL Hotels & Resorts, Inc., which was formed to invest in hotel properties and Global Income Trust, Inc., which was formed to invest in income oriented commercial real estate and real estate-related assets on a global basis.

Upon request, we will provide, without charge, a copy of the most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission for CNL Lifestyle Properties, Inc., CNL Healthcare Properties, Inc., Global Income Trust, Inc., and CNL Growth Properties, Inc., as well as a copy, for a reasonable fee, of the exhibits filed with such reports.

The CNL Prior Public Real Estate Programs described in the following tables are considered by our sponsor to have investment objectives similar to ours. Our sponsor considers programs that aim to preserve and protect investors’ capital, provide stable cash distributions and generate capital appreciation to have investment objectives similar to those of our company. Prospective investors should read these tables carefully, together with the summary information set forth in the “Prior Performance Summary” section of our Registration Statement on Form S-11 (File No. 333-206017).

THE INFORMATION IN THIS REPORT AND THE TABLES INCLUDED HEREIN SHOULD NOT BE CONSIDERED AS INDICATIVE OF HOW WE WILL PERFORM. THIS DISCUSSION REFERS TO THE PERFORMANCE OF CNL PRIOR PUBLIC REAL ESTATE PROGRAMS SPONSORED BY THE PARENT OF OUR SPONSOR OR ITS AFFILIATES OVER THE PERIODS LISTED THEREIN. IN ADDITION, THE TABLES INCLUDED WITH THIS REPORT (WHICH REFLECT RESULTS OVER THE PERIODS SPECIFIED IN EACH TABLE) DO NOT MEAN THAT WE WILL MAKE INVESTMENTS COMPARABLE TO THOSE REFLECTED IN SUCH TABLES. IF YOU PURCHASE SHARES IN OUR COMPANY, YOU WILL NOT HAVE ANY OWNERSHIP INTEREST IN ANY OF THE CNL PRIOR PUBLIC REAL ESTATE PROGRAMS DESCRIBED IN THE TABLES (UNLESS YOU ARE ALSO AN INVESTOR IN THOSE PROGRAMS).

YOU SHOULD NOT CONSTRUE INCLUSION OF THE FOLLOWING INFORMATION AS IMPLYING IN ANY MANNER THAT WE WILL HAVE RESULTS COMPARABLE TO THOSE REFLECTED IN THE INFORMATION HEREIN BECAUSE THE TYPE OF INVESTMENT, YIELD GENERATED AND CASH AVAILABLE FROM OPERATIONS, AS WELL AS OTHER FACTORS, COULD BE SUBSTANTIALLY DIFFERENT FOR OUR INVESTMENTS.

All information contained in the Tables in this report is as of December 31, 2016, unless otherwise noted. The following tables are included herein:

Table I	—	Experience in Raising and Investing Funds
Table II	—	Compensation to Sponsor
Table III	—	Operating Results of Prior Programs
Table IV	—	Results of Completed Programs
Table V	—	Sales or Disposals of Properties

TABLE I

EXPERIENCE IN RAISING AND INVESTING FUNDS

Table I presents information showing the experience of our sponsor and its affiliates in raising and investing funds for the CNL Prior Public Real Estate Programs with investment objectives similar to ours that have closed offerings since January 1, 2014. Also set forth is the timing and length of these offerings, as well as, information pertaining to the time period over which the proceeds have been invested. All figures are as of December 31, 2016, except as otherwise noted.

	CNL Growth Properties, Inc.(1)	CNL Healthcare Properties, Inc.(2)
Dollar amount offered	$1,700,000,000	$3,000,000,000

Dollar amount raised	$208,348,229	$1,666,046,000

Length of offering (in months)	1st offering: 42 2nd offering: 8	1st offering: 43 2nd offering: 8
Months to invest 90% of amount available for investment measured from date of offering	1st offering: 49 2nd offering: 17	1st offering: 44 2nd offering: 8

FOOTNOTES:

(1)	The amounts shown for CNL Growth Properties, Inc. (“CGP”) represent the combined results of CGP’s initial offering, which closed on April 7, 2013, and follow-on offering, which closed April 11, 2014.

(2)	The amounts shown for CNL Healthcare Properties, Inc. (“CHP”) represent the results of CHP’s initial offering, which closed on January 30, 2015, and its follow-on offering, which closed September 30, 2015.

Past performance is not necessarily indicative of future results.

TABLE II

COMPENSATION TO SPONSOR

Table II presents information showing compensation to affiliates from CNL Prior Public Real Estate Programs with investment objectives similar to ours that have closed offerings since January 1, 2014, as well as aggregate payments by other CNL Prior Public Real Estate Programs in the most recent three years. All figures represent cumulative amounts as of December 31, 2016, unless otherwise noted.

	Programs with Offerings that Closed Since January 1, 2014				Other Programs
	CNL Growth Properties, Inc.(1) (8)		CNL Healthcare Properties, Inc.(2)		Global Income Trust, Inc.(3)	CNL Lifestyle Properties, Inc.(4)
Date offering commenced	10/09/2009 and 8/19/2013		6/27/2011 and 2/2/2015		4/23/2010	4/16/2004, 4/04/2006 and 4/09/2008
Dollar amount raised	$208,348,229		$1,666,046,000		$83,748,071	$3,203,159,000

Amounts paid to sponsor from proceeds of offering and debt financing:
Underwriting fees	$20,103,335		$98,472,000		$—	$—
Acquisition fees and expenses:
Real estate commissions	—		—		—	—
Advisory fees	8,816,516		58,398,000		—	1,840,000
Other(5)	3,022,110		6,465,000		—	248,000
Reimbursement of offering costs	10,448,950		20,501,000		—	—
Dollar amount of cash generated from operations before deducting payments to sponsor	22,100,102	(9)	266,966,952	(7)	6,982,539	358,822,000
Amounts paid to sponsor from operations(6):
Asset management fees	7,517,013		54,706,000		—	61,726,000
Property management fees	337,952		10,414,000		631,635	—
Reimbursement of operating expenses	6,465,653		18,135,000		193,041	16,923,000
Dollar amount of property sales and refinancing before deducting payments to sponsor
Cash	649,986,265		172,590,000	(7)	115,973,000	1,664,851,000
Amounts paid to sponsor from property sales and refinancing:
Disposition fees	—		951,000	(7)	—	—
Financing coordination fee	567,150		772,000		—	—

FOOTNOTES:

(1)	The amounts shown for CGP represent the combined results of CGP’s initial offering, which closed on April 7, 2013, and follow-on offering, which closed April 11, 2014.

(2)	The amounts shown for CHP represent the combined results of CHP’s initial offering, which closed on January 30, 2015, and its follow-on offering, which closed September 30, 2015.

(3)	The amounts shown for Global Income Trust, Inc. (“GIT”) represent the results of GIT’s initial offering, which closed on April 23, 2013. Amounts for 2015 only include amounts for the nine months September 30, 2015, GIT’s last public filing prior to its dissolution in December 2015.

(4)	The dollar amount raised for CNL Lifestyle Properties, Inc. (“CLP”) represents the combined amount of its three offerings, which all closed prior to January 1, 2013. Subsequent amounts offered and raised under CLP’s distribution reinvestment plan are not included in the dollar amount raised presented above. Amounts presented in the “Other Programs” section for CLP represent amounts for the three year period ended December 31, 2016 only.

Past performance is not necessarily indicative of future results.

(5)	The amounts shown include reimbursements to affiliates of the sponsor of acquisition expenses paid on behalf of the program, as well as, any asset management and construction management fees paid to affiliates of the sponsor that were capitalized in accordance with generally accepted accounting principles (“GAAP”).

(6)	The amounts presented in the table represent cash amounts paid to the sponsor and its affiliates. The advisors of GIT and CHP have agreed, in certain circumstances, to accept restricted shares in lieu of cash in payment for up to the full amount of asset management fees and operating-related personnel expenses, and in the case of CHP, property management fees. In general, such amount is equal to the positive excess, if any, of stockholder cash distributions in excess of modified funds from operations of the applicable real estate investment trust (“REIT”). In general, restricted shares issued to the advisors are forfeitable and will not vest until certain events occur, such as the occurrence of a listing of the applicable REIT’s common stock, a merger, a sale of all or substantially all of the applicable REIT’s assets, or another liquidity or exit event occurs which generates for the shareholders above a stated amount. Since the lowest possible value that may ultimately be realized for these shares is zero, no value is assigned at issuance, and as the shares are not vested they are treated as unissued for financial reporting purposes.

As of December 31, 2016, approximately 1.33 million restricted shares had been issued or were issuable to CHP’s advisor by CHP related to such agreements.

Through September 30, 2015, approximately 0.3 million restricted shares had been issued or were issuable to GIT’s advisor by GIT related to such agreements.

(7)	CHP paid disposition fees related to the sale of CHP’s interest in an unconsolidated joint venture and the sale of real estate.

(8)	On August 4, 2016, CGP obtained its stockholders’ approval of a plan of liquidation and dissolution authorizing CGP to undertake an orderly liquidation. In an orderly liquidation, CGP will sell all of its remaining assets, pay all of its known liabilities, provide for the payment of its unknown or contingent liabilities, distribute its remaining cash to its stockholders as liquidating distributions, wind its operations and dissolve the company in accordance with Maryland law. As a result of the approval of the plan of dissolution by the stockholders in August 2016, CGP adopted the liquidation basis of accounting effective August 1, 2016.

(9)	Amounts for 2016 only include cash generated from operations for the seven months ended July 31, 2016 due to CGP adopting the liquidation basis of accounting effective August 1, 2016, as described in Note 8.

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS

Table III presents balance sheet information and the operating results for the three years ended December 31, 2016 of CNL Prior Public Real Estate Programs with investment objectives similar to ours and whose offering closed during the five years ended December 31, 2016, unless otherwise noted.

CNL LIFESTYLE PROPERTIES, INC. (1)

	Year Ended December 31,
	2014(2) (3)	2015(2) (3)	2016(2)(3)(10)
Selected Operating Results(4)
Total revenues	$373,295,000	$337,665,000	$241,115,000
Operating expenses	383,673,000	448,840,000	208,075,000
Operating (loss) income	(10,378,000)	(111,175,000)	33,040,000
Interest expense	57,260,000	26,931,000	11,141,000
Gain from sale of unconsolidated entities	—	39,252,000	—
Gain on sale of real estate	—	46,594,000	145,000
Equity in earnings of unconsolidated entities	7,753,000	6,153,000	1,290,000
Income (loss) from discontinued operations	(31,706,000)	204,671,000	9,691,000
Net income (loss)	(92,144,000)	129,893,000	65,948,000
Summary Statements of Cash Flow(4)
Net cash provided by operating activities(5)	$126,934,000	$62,643,000	$90,029,000
Net cash provided by investing activities	273,986,000	1,057,214,000	136,441,000
Net cash (used in) financing activities	(335,458,000)	(1,173,246,000)	(253,132,000)
Amount and Source of Distributions to Stockholders
Distributions paid in cash to stockholders and not reinvested through distribution reinvestment plan	$110,671,000	$487,774,000	$211,369,000
Distributions paid in cash to stockholders and reinvested through distribution reinvestment plan	27,209,000	—	—

Total cash distributions	$137,880,000	$487,774,000	$211,369,000

Source of cash distributions—GAAP basis (per $1,000 invested)(5)(6):
From operations(7)	$39	$20	$15
From sales(6)	—	130	50
From other sources (financing or offering proceeds)	3	—	—

Total cash distributions per $1,000 invested	$42	$150	$65

	At December 31,
	2014	2015	2016
Summary Balance Sheet(4)
Total assets (before depreciation and amortization)(8)	$3,042,235,484	$1,635,275,713	$1,491,402,721
Total assets (after depreciation and amortization)	2,284,212,000	1,029,461,000	842,422,000
Total liabilities	1,126,822,000	234,544,000	192,093,000
Estimated Value per Share(9)	$5.20	$3.05	$2.10

FOOTNOTES:

(1)	CNL Lifestyle Properties, Inc. commenced operations in June 2004. CLP invested in lifestyle properties in the United States that were primarily leased on a long-term, triple-net or gross basis. CLP also leased properties to taxable REIT subsidiary tenants and engaged independent third-party managers to operate those properties. As of December 31, 2016, CLP owned 36 lifestyle properties directly and indirectly within the following asset classes: ski and mountain lifestyle and attractions properties.

Past performance is not necessarily indicative of future results.

(2)	In March 2014, CLP engaged a global investment banking and advisory firm to assist its management and its board of directors in actively evaluating various strategic alternatives for future stockholder liquidity, including (i) the commencement of an orderly sale of its assets and the distribution of net sales proceeds to its stockholders, (ii) a merger with or into another entity in a transaction which provides its stockholders with cash or securities of a publicly traded company or (iii) the listing of its shares on a national stock exchange.

(3)	In connection with evaluating strategic alternatives for future stockholder liquidity as described in Note 2, during 2014, CLP sold 49 properties, during 2015, CLP sold 55 properties and its interest in an unconsolidated joint venture and during 2016, CLP sold 13 properties.

(4)	Amounts included in the table above for Selected Operating Results, Summary Statements of Cash Flow and Summary Balance Sheet agree with audited GAAP financial information included in CLP’s Annual Report on Form 10-K for the year ended December 31, 2016.

(5)	Distribution data per $1,000 invested on a GAAP basis was computed based on the total actual cash distributions declared, including amounts reinvested, and weighted average shares outstanding during each period presented.

(6)	In accordance with CLP’s undertaking to provide stockholders with partial liquidity, CLP declared special distributions in December 2016 and 2015 of $0.50 and of $1.30 per share, respectively, and funded the special distributions using net sales proceeds from the sale of real estate.

(7)	Cash flows from operating activities calculated in accordance with GAAP are not necessarily indicative of the amount of cash available to pay distributions. For example, GAAP requires that the payment of acquisition fees and costs be classified as a use of cash in operating activities in the statement of cash flows, which directly reduces the measure of cash flows from operations. However, acquisition fees and costs are paid for with proceeds from CLP’s offerings and debt financings as opposed to operating cash flows.

(8)	Adjusted for depreciation and amortization of CLP and its consolidated subsidiaries. Amount does not include an adjustment for depreciation and amortization of unconsolidated entities.

(9)	The estimated values per share presented above represent amounts reported by CLP in its Annual Reports on Form 10-K for the years ended December 31, 2014, 2015 and 2016, respectively.

(10)	In November 2016, CLP entered into a purchase and sale agreement for the sale of its remaining 36 assets, subject to the approval of CLP’s stockholders. On March 24, 2017, CLP’s stockholders approved the sale of its remaining assets and also approved CLP’s plan of liquidation and dissolution. CLP sold its 36 remaining assets on April 6, 2017.

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS

CNL GROWTH PROPERTIES, INC. (1)

	Year Ended December 31,		Seven Months Ended July 31,
	2014	2015(2)	2016(3)
Selected Operating Results(4)
Total revenues	$15,309,618	$32,947,081	$21,202,806
Operating expenses	19,196,510	33,734,112	22,355,390
Operating loss	(3,886,892)	(787,031)	(1,152,584)
Interest expense, net of amount capitalized	1,485,912	5,127,058	4,197,031
Income from discontinued operations	2,378,499	26,556,668	—
Gain on easement and sale of real estate	—	61,811,595	40,917,543
Net income (loss) attributable to noncontrolling interests	(852,405)	51,358,829	21,931,862
Net income (loss) attributable to CGP stockholders	(2,189,004)	30,902,630	13,530,515
Summary Statements of Cash Flows(4)
Net cash provided by operating activities	$4,281,141	$5,241,165	$297,368
Net cash provided by (used in) investing activities	(187,920,865)	81,757,496	56,408,742
Net cash provided by (used in) financing activities	195,503,567	(115,673,924)	(24,302,710)
Amount and Source of Distributions to Stockholders(5)(6)
Special distributions paid in cash to stockholders(6)	$—	$67,578,518	$—	(9)
Stock distributions(5)	— (4)	— (4)	—	(4)

Total cash distributions	$—	$67,578,518	$—	(9)

Source of cash distributions—GAAP basis (per $1,000 invested)(6)(7):
From operations	$—	$—	$—
From sales(6)	—	225	—	(9)
From other sources (financing or offering proceeds)	—	75	—

Total cash distributions per $1,000 invested	$—	$300	$—	(9)

	At December 31,		At July 31,
	2014	2015	2016
Summary Balance Sheet
Total assets (before depreciation and amortization)	$488,731,384	$454,354,302	$—	(10)
Total assets (after depreciation and amortization)	478,276,500	440,482,790	—	(10)
Total liabilities	284,365,567	292,594,262	—	(10)
Estimated Value per Share(8)	$10.63	$8.65	$8.65	(11)

FOOTNOTES:

(1)	CNL Growth Properties, Inc. commenced operations in April 2010. CGP acquired and operated growth oriented real estate assets, and in particular, focused primarily on multifamily development properties. As of December 31, 2016, CGP owned interests in seven Class A multifamily properties, all of which were operational and as to which development was complete.

(2)	In September 2015, CGP engaged a financial advisor to assist its management and board of directors with exploring strategic alternatives for future stockholder liquidity, including opportunities to merge with another company, the listing of its common stock on a national securities exchange, or the sale of all of its assets.

(3)	In August 2016, the stockholders of CGP approved a plan of liquidation and dissolution of the company. Therefore, effective August 1, 2016, CGP adopted liquidation basis of accounting. The Selected Operating Results and Summary Statements of Cash Flows presented are for the seven months ended July 31, 2016.

(4)	Amounts included in the table above for Selected Operating Results and Statements of Cash Flows agree with audited GAAP financial information included in CGP’s Annual Report on Form 10-K for the year ended December 31, 2016.

Past performance is not necessarily indicative of future results.

(5)	As a result of CGP’s growth strategy, its board of directors initially determined to issue stock distributions in order to preserve cash as it developed properties and achieved stabilization of those properties upon completion of construction. The issuance of stock distributions was a means of providing its early investors with additional shares as compared to later investors for the same initial cash investment. Such stock distributions were designed to allocate to such early investors greater percentages of any accretion in the value of CGP’s early property developments and in any sales proceeds or liquidating distributions upon the sale of such properties or occurrence of an exit event. On September 15, 2014, its board of directors approved the termination of its stock distribution plan effective as of October 1, 2014. Its board of directors believed that stock distributions were not in the best interest of its stockholders. As a result, CGP did not declare any further stock distributions effective October 1, 2014. Through December 31, 2014, CGP had not declared any cash distributions payable to its stockholders.

During the periods presented in the table above and through the termination of its stock distribution plan in September 2014, CGP’s board of directors authorized a stock distribution for each outstanding share of common stock equal to an annualized distribution rate of 0.08 (i.e., 8%) of a share based on a 365-day calendar year. For the year ended December 31, 2014, CGP declared and issued stock distributions to investors totaling 1,187,388 shares. No cash was used to pay these stock distributions.

(6)	During the year ended December 31, 2015, CGP’s board of directors declared two special cash distributions totaling $3.00 per share of common stock (the “Special Cash Distributions”). The Special Cash Distributions were paid in cash and were funded from the proceeds of refinancing and asset sales that occurred during 2015.

(7)	Amounts presented in table above regarding distribution data per $1,000 invested represent information related to cash distributions.

(8)	The estimated value per share presented above represents amounts reported by CGP in its Annual Reports on Form 10-K for the years ended December 31, 2014 and 2015 and 2016, respectively. The estimated value per share of $8.65 for the year ended December 31, 2015, reflected the Special Cash Distributions for which distributions in the aggregate amount of $3.00 per share of common stock were paid to stockholders during 2015.

(9)	There were no distributions during the seven months ended July 31, 2016. Subsequent to CGP obtaining its stockholders’ approval for its plan of dissolution, its board of directors declared liquidating distributions totaling approximately $104.7 million, or $4.65 per share of common stock. The liquidating distributions were paid in cash in 2016 and were funded from the proceeds of asset sales during 2016.

(10)	On August 1, 2016, after the approval of the plan of dissolution, CGP adopted liquidation basis of accounting which now requires a statement of net assets.

(11)	After the approval of the plan of dissolution, CGP’s estimated value per share as of December 31, 2016 was $5.01 per share.

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS

GLOBAL INCOME TRUST, INC.(1)

	Year Ended December 31, 2014	Nine Months Ended September 30, 2015(2)
Selected Operating Results(2)(3)
Total revenues	$10,997,716	$8,060,724
Operating expenses, net of expense support	11,783,990	8,188,904
Operating income (loss)	(786,274)	(128,180)
Interest expense	3,467,071	2,534,697
Income (loss) from discontinued operations	(269,312)	300,997
Net loss	(4,605,038)	(2,257,687)
Summary Statements of Cash Flow(2)(3)
Net cash provided by (used in) operating activities	$3,698,619	$2,459,244
Net cash used in investing activities	(444,066)	10,136,596
Net cash provided by (used in) financing activities	(6,739,054)	(4,688,399)
Amount and Source of Distributions to Stockholders
Distributions paid in cash to stockholders and not reinvested through distribution reinvestment plan	$5,367,243	$3,632,082
Distributions paid in cash to stockholders and reinvested through distribution reinvestment plan	—	—

Total cash distributions	$5,367,243	$3,632,082

Source of cash distributions—GAAP basis (per $1,000 invested)(4):
From operations(5)	$45	$30
From sales	—	—
From other sources (financing or offering proceeds)(6)	20	14

Total cash distributions per $1,000 invested	$65	$44

	At December 31,	At September 30,
	2014	2015
Summary Balance Sheet
Total assets (before depreciation and amortization)	$129,566,600	$112,361,201
Total assets (after depreciation and amortization)	109,752,407	89,584,422
Total liabilities	72,911,380	57,603,648
Estimated Value per Share(7)	$7.43	$7.43

FOOTNOTES:

(1)	Global Income Trust, Inc. commenced operations in October 2010. GIT was formed to own and operate a portfolio of income-oriented commercial real estate and real estate-related assets on a global basis. GIT owned nine retail and industrial properties, including five properties in Germany, which were leased on a triple net basis. During 2015, Global Income Trust, Inc. sold all of its properties and completed its legal dissolution.

(2)	Amounts included in the table for 2015 represent results for the nine months ended September 30, 2015.

(3)	Amounts included in the table above for Selected Operating Results and Summary Statements of Cash Flow for the year ended 2014 agree with audited GAAP financial information included in GIT’s Annual Report on Form 10-K for the year ended December 31, 2014. Amounts included in the table above for Selected Operating Results and Summary Statements of Cash Flow for the nine months ended September 30, 2015 agree with unaudited GAAP financial information included in GIT’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2015.

(4)	Distribution data per $1,000 invested on a GAAP basis was computed based on the total actual cash distributions declared including amounts reinvested and weighted average shares outstanding during each period presented.

Past performance is not necessarily indicative of future results.

(5)	Cash flows from operating activities calculated in accordance with GAAP are not necessarily indicative of the amount of cash available to pay distributions. For example, GAAP requires that the payment of acquisition fees and costs be classified as a use of cash in operating activities in the statement of cash flows, which directly reduces the measure of cash flows from operations. However, acquisition fees and costs were paid for with proceeds from GIT’s offering and/or debt financings as opposed to operating cash flows.

(6)	GIT funded certain amounts, such as acquisition fees and expenses which were expensed for GAAP purposes, from proceeds it received from its common stock offering. Because these amounts are included as a deduction in calculating net income, they are treated as being funded with cash from operations in GIT’s statement of cash flows for GAAP reporting purposes, regardless of the actual funding source of such amounts. Therefore, cash distributions paid in excess of cash flows from operating activities are considered funded from other sources (ie, offering proceeds) for GAAP purposes. Amounts presented above as cash distributions funded from other sources represent the amount of distributions paid in excess of net cash provided by operating activities on a GAAP basis and, therefore, do not take into consideration operating expenses that were specifically funded from equity and/or financing sources of capital but are treated as paid from operations.

(7)	The estimated value per share presented above represents amounts reported by GIT in its Annual Reports on Form 10-K for the year ended December 31, 2014. Amount represents the offering price of $10.00 per share until a net asset value per share was initially calculated and disclosed in GIT’s Annual Report on Form 10-K for the year ended December 31, 2014. In December 2015, GIT sold its remaining assets and paid a liquidating distribution of $7.01 for each outstanding share of the company’s common stock.

Past performance is not necessarily indicative of future results.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS

CNL HEALTHCARE PROPERTIES, INC. (1)

	Year Ended December 31,
	2014	2015	2016
Selected Operating Results(2)
Total revenues	$181,084,000	$300,525,000	$377,055,000
Operating expenses	204,262,000	324,833,000	365,908,000
Operating income (loss)	(23,178,000)	(24,308,000)	11,147,000
Interest expense and loan cost amortization	30,487,000	42,969,000	58,317,000
Gain on sale of real estate	—	—	15,415,000
Equity in earnings (loss) of unconsolidated entities	(1,387,000)	(596,000)	258,000
Net loss attributable to CHP stockholders	(52,511,000)	(68,055,000)	(31,667,000)
Summary Statements of Cash Flows(2)
Net cash provided by operating activities	$19,272,000	$43,517,000	$73,404,000
Net cash used in investing activities	(925,658,000)	(950,761,000)	(101,877,000)
Net cash provided by financing activities	953,532,000	884,811,000	18,068,000
Amount and Source of Distributions to Stockholders
Distributions paid in cash to stockholders and not reinvested through distribution reinvestment plan	$14,203,000	$26,373,000	$31,454,000
Distributions paid in cash to stockholders and reinvested through distribution reinvestment plan	17,716,000	36,828,000	42,554,000
Stock distributions(3)	— (3)	— (3)	— (3)

Total cash distributions	$31,919,000	$63,201,000	$74,008,000

Source of cash distributions—GAAP basis (per $1,000 invested)(4):
From operations	$24	$28	$42
From sales	—	—	—
From other sources (financing or offering proceeds)	15	13	—

Total cash distributions per $1,000 invested	$39	$41	$42

	At December 31,
	2014	2015	2016
Summary Balance Sheet(2)
Total assets (before depreciation and amortization)	$2,072,360,000	$3,022,871,000	$3,143,096,000
Total assets (after depreciation and amortization)	1,989,015,000	2,831,169,000	2,827,692,000
Total liabilities	1,116,855,000	1,572,067,000	1,672,875,000
Estimated Value per Share(5)	$9.52	$9.75	$10.04

FOOTNOTES:

(1)	CNL Healthcare Properties, Inc. commenced operations in October 2011. CHP’s investment focus is on acquiring a diversified portfolio of healthcare real estate or real estate-related assets, primarily in the United States, within the seniors housing, medical office, post-acute care and acute care asset classes. As of December 31, 2016, CHP had investments in 143 consolidated real estate properties and investments in five real estate properties through an unconsolidated joint venture.

(2)	Amounts included in the table above for Selected Operating Results, Statements of Cash Flow and Summary Balance Sheet agree with audited GAAP financial information included in CHP’s Annual Report on Form 10-K for the year ended December 31, 2016.

Past performance is not necessarily indicative of future results.

(3)	During the periods presented in the table above, in addition to a cash distribution to stockholders, CHP’s board of directors authorized a stock distribution for each outstanding share of common stock equal to an annualized distribution rate of 0.03 (i.e., 3%) of a share. CHP discontinued declaring stock distributions in September 2015 upon closing its follow-on offering. For the years ended December 31, 2014 and 2015, CHP declared and issued stock distributions to investors totaling 2,356,000 and 3,196,000 shares, respectively. No cash was used to pay these stock distributions. CHP did not declare or issue stock distributions for the year ended December 31, 2016.

(4)	Distribution data per $1,000 invested on a GAAP basis was computed based on the total actual cash distributions declared including amounts reinvested and weighted average number of shares outstanding during each period presented, including weighted average stock distributions based on issue dates. See Note (3) for additional information on CHP’s stock distributions issued during the periods presented.

(5)	The estimated value per share presented above represents amounts reported by CHP in its Annual Reports on Form 10-K for the years ended December 31, 2014, 2015 and 2016.

Past performance is not necessarily indicative of future results.

TABLE IV

RESULTS OF COMPLETED PROGRAMS

Table IV presents summary information on the results of CNL Prior Public Real Estate Programs with investment objectives similar to ours that have completed operations during the ten years ended December 31, 2016.

Program Name	CNL Hotels & Resorts, Inc.		Global Income Trust, Inc.
Date of Program Closing or Occurrence of Liquidity Event	4/12/2007	(1)	12/11/2015	(2)
Duration of Program (months)	114		62
Dollar Amount Raised	$3,066,534,832		$83,748,071
Annualized Return on Investment(3)	6.6	%(2)	(1.8	%)(3)
Median Annual Leverage(4)	27%		61%

FOOTNOTES

(1)	CNL Hotel & Resorts, Inc. was a REIT that primarily invested in hotel and resort properties. On April 12, 2007, CNL Hotel & Resorts, Inc. merged with and into a wholly owned subsidiary of MS Resort Holdings, LLC. The annualized return presented above includes the estimated value of the consideration received by investors of CNL Hotel & Resorts, Inc. in connection with the merger.

(2)	Global Income Trust, Inc. was a REIT that primarily invested in income-oriented commercial real estate and real estate assets on a global basis. On December 11, 2015, Global Income Trust, Inc. sold its remaining properties to Griffin Capital Corporation. The annualized return presented above includes the value of the consideration received through the date of the final liquidating distribution.

(3)	Annualized return on investment was calculated as (a) the difference between the aggregate amounts distributed to investors and invested by investors, divided by (b) the aggregate amount invested by investors, divided by (c) the number of years from the applicable registrant’s initial receipt of offering proceeds to the liquidity event. The aggregate amount distributed to investors includes distributions paid during the offering and the value of consideration received at the time of the liquidity event.

(4)	Median annual leverage was calculated using each program’s consolidated debt as a percentage of its consolidated assets as presented in its audited financial statements as of the end of each calendar year it was operational.

Past performance is not necessarily indicative of future results.

TABLE V

SALES OR DISPOSALS OF PROPERTIES

Table V presents summary information on dispositions of properties by the CNL Prior Public Real Estate Programs with investment objectives similar to ours during the three years ended December 31, 2016.

					Selling Price, Net of Closing Costs and GAAP Adjustments					Cost of Properties Including Closing and Soft Costs
Property	Date Acquired		Date of Sale		Cash received net of closing costs	Mortgage balance at time of sale	Purchase money mortgage taken back by program	Adjustments resulting from application of GAAP	Total	Original mortgage financing	Total acquisition cost, capital improve- ments, closing and soft costs	Total	Excess (deficiency) of property operating cash receipts over cash expenditures (1)
CNL Lifestyle Properties, Inc.:
Mizner Court at Broken Sound Boca Raton, FL	12/31/2007		06/19/2014		73,453,000	—	—	—	73,453,000	—	109,944,000	109,944,000	17,540,000
48 Golf Property Portfolio(2)	(3)		(4)		310,774,000	—	—	—	310,774,000	—	657,268,000	657,268,000	285,375,000
Senior Housing (38 Properties) (2)	(5)		(6)		631,993,000	151,477,000	—	—	783,471,000	—	622,952,000	622,952,000	98,002,000
Elitch Gardens(2) Denver, CO	4/6/2007		6/5/2015		140,412,000	—	—	—	140,412,000	—	132,804,000	132,804,000	59,252,000
Great Wolf Lodge (2 Properties)(2)	8/6/2009		11/23/2015		61,398,000	—	—	—	61,398,000	58,675,000	46,522,000	105,197,000	36,389,000
Coco Key Water Resort(2) Orlando, FL	5/28/2008		11/18/2015		14,446,000	—	—	—	14,446,000	—	53,046,000	53,046,000	5,567,000
The Omni Mount Washington Resort and Bretton Woods Ski Area(2) Bretton Woods, NH	7/23/2006		12/1/2015		88,861,000	—	—	—	88,861,000	—	121,870,000	121,870,000	40,962,000
Marinas (12 Properties) (2)	(7)		(8)		55,563,000	—	—	—	55,563,000	—	134,716,000	134,716,000	71,332,000
Marinas (5 Properties) (2)	(9)		(8)		46,013,000	—	—	—	46,013,000	—	70,961,000	70,961,000	34,592,000
Granby Unimproved Land Granby, CO(2)	10/29/09		6/10/16		4,319,000	—	—	—	4,319,000	—	52,692,000	52,692,000	(905,000)
Intrawest Venture(2)	4/1/16	(10)	10/28/16	(11)	97,849,000	—	—	—	97,849,000	—	98,571,000	98,571,000	4,429,000

Past performance is not necessarily indicative of future results.

			Selling Price, Net of Closing Costs and GAAP Adjustments					Cost of Properties Including Closing and Soft Costs
Property	Date Acquired	Date of Sale	Cash received net of closing costs	Mortgage balance at time of sale	Purchase money mortgage taken back by program	Adjustments resulting from application of GAAP	Total	Original mortgage financing	Total acquisition cost, capital improve- ments, closing and soft costs	Total	Excess (deficiency) of property operating cash receipts over cash expenditures (1)
CNL Growth Properties, Inc.:
Gwinnett Center Duluth, GA	10/17/2011	03/25/2014	14,779,000	—	—	—	14,779,000	—	14,458,000	14,458,000	1,570,000
Long Point Charleston, SC	5/20/2011	1/15/2015	54,435,000	—	—	—	54,435,000	21,244,000	8,243,000	29,487,000	5,087,000
Crescent Crosstown Tampa, FL	3/27/2012	10/5/2015	57,381,000	—	—	—	57,381,000	26,448,000	9,914,000	36,362,000	4,434,000
Crescent Cool Springs Nashville, TN	6/28/2013	12/8/2015	59,501,000	—	—	—	59,501,000	27,772,000	12,083,000	39,855,000	269,000
Alexander Village Charlotte, NC	11/27/2012	9/29/2015	51,645,000	—	—	—	51,645,000	25,285,000	9,008,000	34,293,000	284,000
REALM Patterson Place Durham, NC	6/27/13	6/22/16	59,423,000	—	—	—	59,423,000	26,581,000	12,350,000	38,931,000	2,339,000
Aura Castle Hills Lewisville, TX	11/30/12	6/29/16	50,466,000	—	—	—	50,466,000	24,438,000	9,657,000	34,095,000	4,311,000
Whitehall Charlotte, NC	2/24/12	8/1/16	50,739,000	—	—	—	50,739,000	22,275,000	7,276,000	29,551,000	6,275,000
Aura Grand Katy, TX	12/20/12	10/26/16	40,703,000	—	—	—	40,703,000	21,470,000	9,927,000	31,397,000	4,216,000
Crescent Gateway Altamonte Springs, FL	1/31/14	11/30/16	48,556,000	—	—	—	48,556,000	28,349,000	10,168,000	38,517,000	(404,000)
City Walk Roswell, GA	11/15/13	12/1/16	75,557,000	—	—	—	75,557,000	30,985,000	14,702,000	45,687,000	2,816,000

Past performance is not necessarily indicative of future results.

				Selling Price, Net of Closing Costs and GAAP Adjustments					Cost of Properties Including Closing and Soft Costs
Property	Date Acquired	Date of Sale		Cash received net of closing costs	Mortgage balance at time of sale	Purchase money mortgage taken back by program	Adjustments resulting from application of GAAP	Total	Original mortgage financing	Total acquisition cost, capital improve- ments, closing and soft costs	Total	Excess (deficiency) of property operating cash receipts over cash expenditures (1)
Global Income Trust, Inc.:
German Properties (5 Properties)(12)(13)	(13)	1/30/15	(14)	8,328,000	12,695,000	—	—	21,023,000	—	23,815,000	23,815,000	4,888,368
Austin Property(13) Pflugerville, TX	6/8/2011	6/15/2015		2,569,000	—	—	—	2,569,000	—	4,550,000	4,550,000	1,657,505
Office Buildings and Industrial Distribution Facility (3 Properties)(16)	(15)	12/11/2015		37,713,000	54,667,000	—	—	92,380,000	—	92,250,000	92,250,000	28,714,000
CNL Healthcare Properties, Inc.:
Dogwood Forest of Acworth Acworth, GA	12/18/12	11/29/16		33,629,000	—	—	—	33,629,000	12,424,000	7,276,000	19,700,000	2,554,000

FOOTNOTES:

(1)	Amounts in this table do not include costs incurred in the administration of the partnership or company, as applicable, not related to the operation of properties.

(2)	In March 2014, CLP engaged a leading global investment banking and advisory firm, to assist management and the board of directors in actively evaluating various strategic opportunities, including the sale of its assets, potential merger opportunities, or the listing of its common stock. CLP sold this asset in connection with evaluating various strategic opportunities.

(3)	The 48 golf properties were acquired between April 2006 and September 2008.

(4)	In connection with evaluating various strategic opportunities, CLP sold its entire golf portfolio (consisting of 48 properties) to a single third-party buyer. Of these 48 properties, 46 properties were sold on September 30, 2014 and, due to some administrative delays, one property was sold on November 19, 2014 and the last golf property was sold on December 5, 2014.

(5)	The 38 senior housing properties were acquired between August 2011 and September 2014.

(6)	In connection with evaluating various strategic opportunities, CLP sold its entire senior housing portfolio (consisting of 38 properties) to a single third-party buyer, 37 properties were sold in May 2015 and due to an administrative delay, one was sold in September 2015.

(7)	The 12 marinas properties were acquired between December 2006 and May 2010.

(8)	In connection with evaluating various strategic opportunities, CLP entered into an agreement to sell its entire marinas portfolio (consisting of 17 properties) to a single buyer. Of these 17 properties, 12 were sold in November 2015. The remaining five properties experienced administrative delays and were sold between April and May 2016.

(9)	The five marinas were acquired between April 2008 and March 2010.

(10)	April 1, 2016, CLP acquired its co-venture partner’s remaining 20% interest in the Intrawest Venture in accordance with the buy-sell provisions of the Intrawest Venture partnership agreement. As a result of owning a combined 100% controlling interest in the Intrawest Venture, CLP began consolidating the results of operations of the seven ski and mountain lifestyle properties owned by the Intrawest Venture.

Past performance is not necessarily indicative of future results.

(11)	CLP sold all seven ski and mountain lifestyle properties owned by the Intrawest Venture in a single transaction to the same third-party buyer.

(12)	The sale of these properties was disclosed in GIT’s unaudited Quarterly Report on Form 10-Q for the nine months ended September 30, 2015.

(13)	The five properties were acquired between March and December 2012 and were located in Germany.

(14)	Subsidiaries of GIT, which owned the properties in Germany, sold the properties in January 2015.

(15)	The three properties were acquired between June 2011 and October 2012.

(16)	In December 2015, GIT sold its remaining properties, paid a liquidating distribution to its stockholders and completed its legal dissolution.

Past performance is not necessarily indicative of future results.